UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 21, 2010

Date of Report (Date of earliest event reported)

NATURAL BLUE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-128060	13-3134389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

13511 Granville Avenue, Clermont, Florida 34711

(Address of principal executive office, including zip code)

(321) 293-7420

(Registrant’s telephone number, including area code)

146 West Plant Street, Suite 300, Winter Garden, Florida 34787

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Natural Blue Resources, Inc.

Form 8-K

Item 8.01  Other Events

Effective May 21, 2010, Natural Blue Resources, Inc. (the “Company”) relocated its principal executive office from 146 West Plant Street, Suite 300, Winter Garden, Florida 34787, to 13511 Granville Avenue, Clermont, Florida 34711.  The Company’s primary phone number at its new executive office is (321) 293-7420.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

NATURAL BLUE RESOURCES, INC.

Dated: May 21, 2010

By:   /s/ Toney Anaya

        Toney Anaya, Chief Executive Officer